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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 12, 2001


                Date of Report (date of earliest event reported)

                                 INTRAWARE, INC.
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               (Exact name of Registrant as specified in charter)


          DELAWARE                   000-25249                   68-0389976
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(State or other jurisdiction  (Commission File Number)      (I. R. S. Employer
       of incorporation)                                     Identification No.)




                                  25 ORINDA WAY
                            ORINDA, CALIFORNIA 94563
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (925) 253-4500



                                       N/A
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          (Former name or former address, if changed since last report)





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Item 5.           OTHER EVENTS

         On January 16, 2001, Intraware, Inc. (the "Company") issued an aggregate of 3,160,206 shares of its Series A Convertible Preferred Stock and related Warrants in a private placement to individual investors. The Company estimates the gross proceeds of the offering to be approximately $5,200,000. The Series A Convertible Preferred Stock is subject to the terms and conditions of the Certificate of Designations, Preferences and Rights agreement attached hereto as Exhibit 3.1. The Warrants are subject to the terms and conditions of the form of Warrant attached hereto as Exhibit 4.1. Pursuant to a Registration Rights Agreement attached as Exhibit 10.1, the Company has agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the shares of Common Stock issuable pursuant to the terms of the Series A Convertible Preferred Stock and related Warrants. The terms of the private placement are more fully set forth in the Preferred Stock and Warrant Purchase Agreement attached hereto as Exhibit 10.2.

         On January 12, 2001, the Company issued a press release relating to the signing of the convertible preferred stock financing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits

                  3.1      Series A Certificate of Designations, Preferences and Rights.

                  4.1      Form of Warrant.

                  10.1     Registration Rights Agreement, dated January 12, 2001 by and among Intraware, Inc. and the investors named therein.

                  10.2     Preferred Stock and Warrant Purchase Agreement, dated January 12, 2001 by and among
                           Intraware, Inc. and the investors named therein.

                  99.1     Press Release.

                  99.2     Disclosure Schedules of Intraware, Inc.

                  99.3     Certificate of Elimination.




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


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2001                     INTRAWARE, INC.

                                           /s/ John J. Moss
                                           -------------------------------------
                                           John J. Moss
                                           General Counsel and Secretary








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

                                  EXHIBIT INDEX

Exhibit Number                   Exhibit Title
--------------                   -------------
3.1                              Series A Certificate of Designations, Preferences and Rights.

4.1                              Form of Warrant.

10.1                             Registration Rights Agreement, dated January 12, 2001 by and among
                                 Intraware, Inc. and the investors named therein.

10.2                             Preferred Stock and Warrant Purchase Agreement, dated January 12,
                                 2001 by and among Intraware, Inc. and the investors named therein.

99.1                             Press Release.

99.2                             Disclosure Schedules of Intraware, Inc.

99.3                             Certificate of Elimination.






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